UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2024

Southport Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Grand Avenue Del Mar, California	92014
(Address of principal executive offices)	(Zip Code)

(917) 503-9722

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	PORT.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	PORT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment	PORT.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on June 9, 2023, Southport Acquisition Corporation (the “Company”) held a special meeting of stockholders, at which the Company’s stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate an initial business combination from June 14, 2023 (the date that is 18 months from the closing date of the Company’s initial public offering) to September 14, 2023 (the “Extended Date”) and to allow the board of directors of the Company (the “Board”), without another stockholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, up to March 14, 2024.

As previously disclosed, the Board previously approved four one-month extensions of the date by which the Company must consummate an initial business combination to January 14, 2024. On January 12, 2024, the Board approved a further extension of the date by which the Company must consummate an initial business combination from January 14, 2024 to February 14, 2024 (the “Fifth Extension”). The Fifth Extension is the fifth of six one-month extensions permitted under the Company’s Amended and Restated Certificate of Incorporation.

In connection with the Fifth Extension, Southport Acquisition Sponsor LLC, the Company’s sponsor (the “Sponsor”), transferred 166,666 shares of the Company’s Class B common stock held by the Sponsor to unaffiliated third parties in accordance with those certain voting and non-redemption agreements previously entered into between the Sponsor and such third parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southport Acquisition Corporation

Date: January 16, 2024	By:	/s/ Jeb Spencer
		Name:	Jeb Spencer
		Title:	Chief Executive Officer